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                                                                    EXHIBIT 10.6






                                     MITOKOR

                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT


                           --------------------------


                                 August 24, 2000



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                                TABLE OF CONTENTS



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                                                                                                                PAGE
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1.       Authorization and Sale of Preferred Shares...............................................................1
         1.1      Authorization; Amended and Restated Articles of Incorporation...................................1
         1.2      Sale and Issuance of the Preferred Shares.......................................................1

2.       Closing Date; Delivery...................................................................................1
         2.1      Closing Dates...................................................................................1
         2.2      Delivery........................................................................................2

3.       Representations and Warranties of the Company............................................................2
         3.1      Organization and Standing; Articles and By-Laws.................................................2
         3.2      Corporate Power.................................................................................2
         3.3      Subsidiaries....................................................................................2
         3.4      Capitalization..................................................................................2
         3.5      Authorization...................................................................................3
         3.6      Patents and Other Proprietary Rights............................................................4
         3.7      Compliance with Other Instruments, None Burdensome, etc.........................................5
         3.8      Proprietary Agreements; Employees...............................................................5
         3.9      Condition of Properties.........................................................................5
         3.10     Litigation, etc.................................................................................6
         3.11     Governmental Consent, etc.......................................................................6
         3.12     Offering........................................................................................6
         3.13     Taxes...........................................................................................6
         3.14     Title...........................................................................................7
         3.15     Material Contracts and Commitments..............................................................7
         3.16     Financial Statements............................................................................7
         3.17     Absence of Changes..............................................................................7
         3.18     Outstanding Indebtedness........................................................................8
         3.19     Registration Rights.............................................................................8
         3.20     Certain Transactions............................................................................8
         3.21     Corporate Documents; Minute Books...............................................................9
         3.22     Employee Benefit Plans..........................................................................9
         3.23     Labor Agreements................................................................................9
         3.24     Real Property Holding Corporation...............................................................9
         3.25     Disclosure......................................................................................9
         3.26     Insurance.......................................................................................9
         3.27     Shareholder Agreements..........................................................................9
         3.28     Environmental Matters..........................................................................10
         3.29     Manufacturing Rights...........................................................................10
         3.30     Assumptions, Guaranties, Etc. of Indebtedness of Other Persons.................................10
         3.31     Material Customers and Suppliers...............................................................11

4.       Representations and Warranties of Purchaser and Restrictions on Transfer Imposed by the
         Securities Act..........................................................................................11
         4.1      Representations and Warranties by the Purchaser................................................11
         4.2      Legends........................................................................................12

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                               TABLE OF CONTENTS
                                  (continued)


         4.3      Removal of Legend and Transfer Restrictions....................................................13
         4.4      Rule 144.......................................................................................13

5.       Conditions to Closing...................................................................................13
         5.1      Conditions to Purchasers' Obligations..........................................................13
         5.2      Conditions to Obligations of the Company.......................................................14

6.       Affirmative Covenants of the Company....................................................................14
         6.1      Financial Information..........................................................................14
         6.2      Conflicts of Interests.........................................................................15
         6.3      Key Man Insurance..............................................................................15
         6.4      Proprietary Agreements.........................................................................15
         6.5      Future Stock Issuances.........................................................................15
         6.6      Rule 144.......................................................................................16
         6.7      Transactions with Affiliates...................................................................16
         6.8      Inspection Rights..............................................................................16

7.       Miscellaneous...........................................................................................16
         7.1      Waivers and Amendments.........................................................................16
         7.2      Governing Law..................................................................................17
         7.3      Survival.......................................................................................17
         7.4      Successors and Assigns.........................................................................17
         7.5      Entire Agreement...............................................................................17
         7.6      Notices, etc...................................................................................17
         7.7      Severability...................................................................................17
         7.8      Titles and Subtitles...........................................................................17
         7.9      Counterparts...................................................................................17
         7.10     Delays or Omissions............................................................................18
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                                      -ii-
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                                LIST OF EXHIBITS



EXHIBIT A - Amended and Restated Articles of Incorporation

EXHIBIT B - Schedule of Exceptions

EXHIBIT C - Investors' Rights Agreement

EXHIBIT D - Shareholders of the Company

EXHIBIT E - Holders of Outstanding Options and Warrants of the Company

EXHIBIT F - Patents and Trademarks

EXHIBIT G - Material Contracts

EXHIBIT H - Financial Statements

EXHIBIT I - Opinion of Counsel for the Company





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                                     MITOKOR

                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made as of August 24, 2000, by and among MITOKOR, a California corporation (the "Company"), and the individuals and entities listed on the Schedule of Purchasers attached hereto (the "Purchasers"). The parties hereby agree as follows:

         1. AUTHORIZATION AND SALE OF PREFERRED SHARES.

                  1.1 AUTHORIZATION; AMENDED AND RESTATED ARTICLES OF INCORPORATION. The Company has authorized the issuance and sale to the Purchaser, pursuant to the terms and conditions hereof, of up to 4,000,000 shares of its Series F Preferred Stock (the "Preferred Shares") at a purchase price of $7.50 per share. The Preferred Shares have the rights, preferences and provisions as set forth in the Company's Amended and Restated Articles of Incorporation (the "Articles") attached hereto as EXHIBIT A.

                  1.2 SALE AND ISSUANCE OF THE PREFERRED SHARES. Subject to the terms and conditions hereof, the Company will issue and sell to Purchaser and Purchaser will purchase the Preferred Shares at the purchase price per Preferred Share as indicated in Section 1.1.

         2. CLOSING DATE; DELIVERY.

                  2.1 CLOSING DATES.

                           (a)      FIRST CLOSING.  The closing of the purchase
and sale of at least 1,600,000 of the Preferred Shares shall be held at the offices of Gray Cary Ware & Freidenrich, 4365 Executive Drive, Suite 1600, San Diego, California 92121-2189, at 10:00 a.m. on August 24, 2000, or at such other time and place as the Company and the Purchaser may mutually agree upon orally or in writing (which time and place are designated as the "First Closing").

                           (b)      SECOND CLOSING.  The closing of the purchase
and sale of up to the remaining Preferred Shares (the "Second Closing") shall take place at the offices of Gray Cary Ware & Freidenrich within 120 days of the First Closing and shall be subject to the terms and conditions of this Agreement and Exhibits attached hereto.

                           (c)      DEFINITIONS.  The First Closing  and the
Second Closing are sometimes referred to hereinafter as the "Closings" or individually as a "Closing". The date of the First Closing is hereinafter referred to as the "First Closing Date" and the date of the Second Closing is referred to hereinafter as the "Second Closing Date"; and the First Closing Date and the Second Closing Date are hereinafter referred to collectively as the "Closing Dates" or individually as a "Closing Date".


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                  2.2 DELIVERY. Subject to the terms of this Agreement, at the
Closings the Company will deliver to Purchaser a certificate representing the Preferred Shares to be purchased by Purchaser from the Company, against payment of the purchase price therefor by a check or wire transfer made payable to the order of the Company.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser that except as set forth on the Schedule of Exceptions attached hereto as EXHIBIT B, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  3.1 ORGANIZATION AND STANDING; ARTICLES AND BY-LAWS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the Company. Copies of the Company's Articles of Incorporation, Bylaws, minutes and consents of shareholders and of the Board of Directors are available for inspection at the Company's offices or have been previously provided to the Purchaser.

                  3.2 CORPORATE POWER. The Company has now, or will have at the Closing Dates, all requisite corporate power to enter into this Agreement and the Investors' Rights Agreement (the "Rights Agreement") in substantially the form attached hereto as EXHIBIT C and to sell and issue the Preferred Shares and to issue the Common Stock upon conversion of the Preferred Shares. This Agreement and the Rights Agreement are valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

                  3.3 SUBSIDIARIES. The Company does not control, directly or indirectly, any other corporation, association or business entity.

                  3.4 CAPITALIZATION. The authorized capital stock of the Company is 18,000,000 shares of Common Stock, of which 190,442 shares are issued and outstanding and 18,000,000 shares of Preferred Stock issuable in series, of which (i) 52,000 shares are designated Series A-1 Preferred Stock, 52,000 shares of which are issued and outstanding; (ii)7,200 shares are designated Series B Preferred Stock, 7,200 shares of which are issued and outstanding; (iii) 90,000 shares are designated Series B-1 Preferred Stock, 90,000 of which are issued and outstanding; (iv) 30,000 shares are designated Series B-2 Preferred Stock, 30,000 of which are issued and outstanding; (v) 30,000 shares are designated Series B-3 Preferred Stock, 30,000 of which are issued and outstanding; (vi) 3,600 shares are designated Series B-4 Preferred Stock, 3,600 of which are issued and outstanding; (vii) 3,308,431 shares are designated Series C Preferred Stock, 3,292,431 of which are issued and outstanding; (viii) 3,358,042 shares are designated Series D Preferred Stock, 3,351,042 of which are issued and outstanding; (ix) 3,358,042 shares are designated Series D-1 Preferred Stock, none of which are issued and outstanding; (x) 853,167 shares are designated Series E Preferred Shares, 833,334 of which are issued and outstanding; and (xi) 4,000,000 shares are designated Series F Preferred Shares, none of which are issued and outstanding. The holders of record of the presently issued and

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outstanding Common Stock and Preferred Stock immediately prior to the Closings are as set forth on EXHIBIT D. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Company has reserved 113,043 shares of Common Stock for issuance upon the conversion of Series A-1 Preferred Stock, 574,285 shares of Common Stock for issuance upon the conversion of Series B Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series B-3 Preferred Stock and Series B-4 Preferred Stock, 3,308,431 shares of Common Stock for issuance upon the conversion of Series C Preferred Stock, 3,358,042 shares of Common Stock for issuance upon the conversion of Series D Preferred Stock, 3,358,042 shares of Common Stock for issuance upon the conversion of Series D-1 Preferred Stock, 853,167 shares of Common Stock for issuance upon the conversion of Series E Preferred Stock, 4,000,000 shares of Common Stock for issuance upon the conversion of Series F Preferred Stock, 67,042 shares of Common Stock for issuance pursuant to the exercise of outstanding Common Stock purchase warrants, 16,000 shares of Series C Preferred Stock for issuance pursuant to the exercise of Series C Preferred Stock purchase warrants, 7,000 shares of Series D Preferred Stock for issuance pursuant to the exercise of Series D Preferred Stock purchase warrants, 19,833 shares of Series E Preferred Stock for issuance pursuant to the exercise of Series E Preferred Stock purchase warrants, 1,987,318 shares of Common Stock for issuance to employees, directors, and consultants pursuant to its Amended and Restated 1993 Stock Option Plan and 2,480 shares of Common Stock for issuance upon exercise of nonstatutory options granted by the Company in 1991 and 1992. The holders of any and all rights, warrants or conversion rights to purchase or acquire from the Company any of its capital stock, along with the number of shares of capital stock issuable upon exercise of such rights, are set forth on EXHIBIT E attached hereto. Except for such rights, there are no outstanding rights, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The rights, privileges and preferences of the Series E Preferred Stock are as set forth in the Articles attached hereto as EXHIBIT A.

                  3.5  AUTHORIZATION.

                           (a)      CORPORATE ACTION.  All corporate action on
the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Preferred Shares and the issuance of the Common Stock issuable upon conversion of the Preferred Shares and the performance of the Company's obligations hereunder and under the Rights Agreement has been taken or will be taken prior to the Closings. The Company has duly reserved an aggregate of 4,000,000 shares of Common Stock for issuance upon conversion of the Preferred Shares.

                           (b)      VALID ISSUANCE.  The Preferred Shares, when
issued in compliance with the provisions of this Agreement and the shares of Common Stock issuable upon conversion of the Preferred Shares when issued in accordance with the provisions of the Articles, will be duly authorized, validly issued, fully paid and nonassessable and will be free of any liens or encumbrances caused or created by the Company; provided, however, that all such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws. The rights, preferences, privileges and restrictions of the Preferred Shares are as set forth in the Articles.


                                       3
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                           (c)      NO PREEMPTIVE RIGHTS.  Except as set forth
in the Rights Agreement, no person has any right of first refusal or any preemptive rights in connection with the issuance of the Preferred Shares, the issuance of the Common Stock upon conversion of the Preferred Shares or any future issuances of securities by the Company.

                  3.6 PATENTS AND OTHER PROPRIETARY RIGHTS. EXHIBIT F attached hereto contains a full and complete list of all patents and patent applications, trademarks and trademark applications, trade names, service marks and service mark applications and copyrights owned or used by the Company or in which it has any rights or licenses. The Company has entered into agreements with each of its officers, employees and consultants providing the Company, to the extent permitted by law, with title and ownership to patents, patent applications, trade secrets and inventions conceived, developed, reduced to practice by or at the direction of such person, solely or jointly, during the period of employment by the Company. Except as described in EXHIBIT F:

                           (a)      The Company owns or possesses adequate
licenses or other rights (or is able to obtain adequate licenses, rights or purchase options on terms that will not materially and adversely affect its business) to use all patents, patent applications, trademarks, trademark applications, trade secrets, service marks, service mark applications, trade names, copyrights, inventions, drawings, designs, customer lists, proprietary know-how or information, or other rights with respect thereto (collectively referred to as "MitoKor Proprietary Rights"), used in the business of the Company, and the same are sufficient to conduct its business as it has been conducted, is now being conducted and is currently proposed to be conducted. The operations of the Company's business as now conducted and as currently proposed to be conducted does not and will not conflict with or infringe, and no one has asserted to the Company that such operation conflicts with or infringes, any proprietary rights claimed, owned, possessed or used by any third party.

                           (b)      There are no claims, disputes, actions,
proceedings, suits or appeals pending against the Company with respect to any MitoKor Proprietary Rights (other than those, if any, with respect to which service of process or similar notice has not yet been made on the Company), and, to the knowledge of the Company, none has been threatened against the Company. To the knowledge of the Company, there are no facts or alleged facts which would reasonably serve as a basis for any claim that the Company does not have the unrestricted right to use, free of any rights or claims of others, all MitoKor Proprietary Rights in the development, manufacture, use, sale or other disposition of any or all products or services presently being used, furnished or sold in the conduct of the business of the Company or currently contemplated to be used, furnished or sold in the business of the Company.

                           (c)      To the knowledge of the Company, the MitoKor
Proprietary Rights have not been infringed by others.

                           (d)      There are no outstanding options, licenses
or agreements of any kind relating to the MitoKor Proprietary Rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.


                                       4
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                           (e)      Neither the execution nor delivery of this
Agreement, nor the carrying of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

                  3.7 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in violation of any term of the Articles or Bylaws, nor is the Company in violation of or in default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree, the violation of which would have a material adverse effect on the Company as a whole, and to the knowledge of the Company, is not in violation of any order, statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company. The execution, delivery and performance of and compliance with this Agreement or the Rights Agreement, and the issuance and sale of the Preferred Shares will not (a) result in any such violation, or (b) be in conflict with or constitute a default under any such term, or (c) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. To the knowledge of the Company, there is no such term which materially adversely affects, or, so far as the Company may now foresee, in the future may materially adversely affect, the business, condition, affairs or operations of the Company or any of its properties or assets.

                  3.8 PROPRIETARY AGREEMENTS; EMPLOYEES. All technical and management personnel presently employed by the Company have executed an agreement regarding confidentiality and proprietary information, the form of which has been made available to the Purchaser. The Company is not aware that any of its employees is in violation thereof and will use reasonable efforts to prevent any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as conducted or as proposed to be conducted or that would prevent any such employee from assigning inventions to the Company. The Company does not believe that it is or will be necessary for the Company to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

                  3.9 CONDITION OF PROPERTIES. All buildings, facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company (a) are in good operating condition and repair (reasonable wear and tear excepted), (b) to the best of the Company's knowledge, are being operated in conformity with all applicable building, safety, zoning, environmental, waste and other applicable ordinances, laws and regulations, and
(c) are adequate and sufficient for the Company's business as presently conducted.

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                  3.10 LITIGATION, ETC. There is no action, proceeding or
investigation pending against the Company or, to the Company's knowledge, its officers, directors or shareholders, or to the Company's knowledge, against employees or consultants of the Company (or, to the Company's knowledge, any basis therefor or threat thereof): (1) which might result, either individually or in the aggregate, in (a) any material adverse change in the business, conditions, affairs or operations of the Company or in any of its properties or assets, or (b) any material adverse impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or (c) any material liability on the part of the Company; or (2) which questions the validity of this Agreement, the Rights Agreement or any action taken or to be taken in connection herewith or therewith, including in each case, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of its former employees, or their obligations under any agreements with prior employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

                  3.11 GOVERNMENTAL CONSENT, ETC. Based in part upon the representations and warranties of the Purchaser in Section 4 hereof, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with: (a) the valid execution and delivery of this Agreement or the Rights Agreement; or (b) the offer, sale or issuance of the Preferred Shares or the issuance of the shares of Common Stock issuable upon conversion of the Preferred Shares or (c) the obtaining of the consents, permits and waivers specified in subsection 5.1(b) hereof, except the filing of the Articles and, if required, filings or qualifications under applicable blue sky laws, which filings or qualifications, if required, will have been timely filed or obtained after the sale of the Preferred Shares.

                  3.12 OFFERING. In reliance on the representations and warranties of the Purchaser in Section 4 hereof, the offer, sale and issuance of the Preferred Shares in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or the qualification or registration requirements of the California Corporate Securities Law of 1968, as amended (the "Law") or other applicable blue sky laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

                  3.13 TAXES. The Company has filed all tax returns that are required to have been filed with appropriate federal, state, county and local governmental agencies or instrumentalities, except where the failure to do so would not have a material adverse effect upon the Company, taken as a whole. The Company has paid or established reserves for all material income, franchise and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by them on or before the Closings. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Financial Statements (as defined below) or, if adversely determined against the Company, would have a material adverse effect. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the

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"Code"), to be treated as a Subchapter S corporation nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

                  3.14 TITLE. The Company owns its properties and assets, including the properties and assets reflected in the Financial Statements (as defined in Section 3.16), free and clear of all liens, mortgages, loans or encumbrances except liens for current taxes, and such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets leased by the Company, the Company is in compliance with such leases and holds valid leasehold interests free and clear of any liens, claims or encumbrances.

                  3.15 MATERIAL CONTRACTS AND COMMITMENTS. All of the contracts, mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which involve obligations of, or payments to, the Company in excess of One Hundred Thousand Dollars ($100,000) and all agreements between the Company and its officers, directors, consultants and employees are either (i) attached as exhibits to this Agreement, or (ii) set forth on the list attached hereto as EXHIBIT G (the "Contracts"), copies of which have been made available to the Purchaser. All of the Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in material default under any of such Contracts. To the Company's knowledge, no other party to any of the Contracts is in material default thereunder.

                  3.16 FINANCIAL STATEMENTS. Attached hereto as EXHIBIT H are audited financial statements for the fiscal year ended December 31, 1999 and unaudited financial statements for the six (6) month period ended June 30, 2000 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared on a consistent basis throughout the relevant periods. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and during the periods, indicated therein. Except as set forth in the Financial Statements, as of the Closing Dates the Company has no material liabilities of any nature (matured or unmatured, fixed or contingent). The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  3.17 ABSENCE OF CHANGES. Except as contemplated by this Agreement since June 30, 2000: (a) the Company has not entered into any transaction which was not in the ordinary course of business, (b) there has been no material adverse change in the condition (financial or otherwise) of the business, property, assets or liabilities of the Company other than changes in the ordinary course of business, none of which, individually or in the aggregate, has been materially adverse, (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially adversely affecting the assets,

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financial condition, operating results, business or operations of the Company,
(d) the Company has not declared or paid any dividend or made any distribution on its stock, or redeemed, purchased or otherwise acquired any of its stock, (e) the Company has not materially changed any compensation arrangement or agreement with any of its key employees or executive officers, or materially changed the rate of pay of its employees as a group, (f) the Company has not received notice that there has been a cancellation of an order for the Company's products or a loss of a customer of the Company, the cancellation or loss of which would materially adversely affect the business of the Company, (g) the Company has not changed or amended any material contract by which the Company or any of its assets are bound or subject, (h) there has been no resignation or termination of employment of any key officer or employee of the Company and the Company does not know of any impending resignation or termination of employment of any such key officer or employee, (i) there has been no labor dispute involving the Company or its employees and none is pending or, to the best of the Company's knowledge, threatened, (j) there has been no change, except in the ordinary course of business, in the material contingent obligations of the Company (nor in any contingent obligation of the Company regarding any director, shareholder or key employee or officer of the Company) by way of guaranty, endorsement, indemnity, warranty or otherwise, (k) there have been no loans made by the Company to any of its employees, officers or directors other than travel advances and other advances made in the ordinary course of business, (l) there has been no waiver by the Company of a valuable right or of a material debt owing to it, (m) there has not been any satisfaction or discharge of any lien, claims or encumbrance or any payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company, and (n) to the best of the knowledge of the Company, there has been no other event or condition of any character pertaining to and materially adversely affecting the assets or business of the Company.

                  3.18 OUTSTANDING INDEBTEDNESS. Except as disclosed in the Financial Statements, the Company has no indebtedness for borrowed money which it has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which it has otherwise become liable, directly or indirectly. The Company has no material liability or obligation in excess of $50,000, absolute or contingent, which is not shown or provided for in the latest Financial Statements, except obligations under purchase orders, sales contracts, real property leases, equipment leases or similar obligations incurred in the ordinary course of business.

                  3.19 REGISTRATION RIGHTS. The Company has not granted or agreed to grant any rights to register as that term is defined in the Rights Agreement, including piggyback registration rights, to any person or entity.

                  3.20 CERTAIN TRANSACTIONS. The Company is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their spouses or children, in any amount whatsoever; and none of said officers, directors or, to the best of the Company's knowledge, shareholders, or any member of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship (except as a holder of securities of a corporation whose securities are publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934, to the extent of owning not more than two percent (2%) of the issued and outstanding securities of such corporation). No such officer, director or shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  3.21 CORPORATE DOCUMENTS; MINUTE BOOKS. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchaser), the Articles and Bylaws of the Company are in the form previously provided to the Purchaser. The minute books of the Company have been made available to the Purchaser and contain a complete summary of all meetings of directors and shareholders since the time of incorporation of the Company.

                  3.22 EMPLOYEE BENEFIT PLANS. The Company does not have any "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended.

                  3.23 LABOR AGREEMENTS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees.

                  3.24 REAL PROPERTY HOLDING CORPORATION. The Company is not a "real property holding corporation" within the meaning of Section 897(c)(2) of the United States Internal Revenue Code of 1986, as amended.

                  3.25 DISCLOSURE. No representation or warranty by the Company in this Agreement, or in any document or certificate furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading.

                  3.26 INSURANCE. The Company maintains insurance covering property damage and liability reasonably prudent under commercially reasonable practices.

                  3.27 SHAREHOLDER AGREEMENTS. Except as otherwise contemplated by this Agreement, (a) there are no agreements or arrangements between the Company and any of the Company's shareholders or to the Company's knowledge, between any of the Company's shareholders which materially and adversely affect any shareholder's ability or right freely to alienate or vote such shares and
(b) to the Company's knowledge, none of the Company's shareholders is affiliated with or has any agreements or arrangements with any customer of, or supplier to, the Company.

                  3.28 ENVIRONMENTAL MATTERS.

                           (a)      The Company has not caused or allowed, nor
has the Company contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances (as defined below) in connection with the operations of its business or otherwise.

                           (b)      The Company, the operations of its business,
and any real property that the Company owns, leases, or otherwise occupies or uses (the "Premises") are in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws including, without limitation, any Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances.

                           (c)      The Company has not received any citation,
directive, letter or other communication, written or oral, or any notice of any proceedings, claims or lawsuits, from any person, entity or governmental authority arising out of the ownership or occupation of the Premises, or the conduct of its operations, nor is it aware of any basis thereof.

                           (d)      The Company has obtained and is maintaining
in full force and effect all necessary permits, licenses and approvals required by any Environmental Laws applicable to the Premises and the business operations conducted thereon (including operations conducted by tenants on the Premises) and is in compliance with all such permits, licenses and approvals.

                           (e)      The Company has not caused, or allowed a
release, or a threat of release, of any Hazardous Substance unto, nor to the best of the Company's knowledge has the Premises or any property at or near the Premises ever been subject to a release, or a threat of a release, of any Hazardous Substance.

         The term, "Environmental Laws" shall mean any federal, state or local law, ordinance or regulation pertaining to the protection of human health or the environment including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq.

         The term, "Hazardous Substance" includes oil and petroleum products, asbestos, polychlorinated biphenyls and urea formaldehyde, and any other materials classified as hazardous or toxic under any Environmental Laws.

                  3.29 MANUFACTURING RIGHTS. The Company has not granted rights to manufacture, produce, license or sell its products to any other person and is not bound by any agreement which affects the Company's exclusive right to manufacture or sell its products.

                  3.30 ASSUMPTIONS, GUARANTIES, ETC. OF INDEBTEDNESS OF OTHER PERSONS. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

                  3.31 MATERIAL CUSTOMERS AND SUPPLIERS. No material customer of, or material supplier to, the Company has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company, as the case may be.

         4. REPRESENTATIONS AND WARRANTIES OF PURCHASER AND RESTRICTIONS ON TRANSFER IMPOSED BY THE SECURITIES ACT.

                  4.1 REPRESENTATIONS AND WARRANTIES BY THE PURCHASER. The Purchaser represents, warrants, acknowledges and covenants to the Company as of the date hereof and as of the Closing Dates as follows:

                           (a)      INVESTMENT INTENT. This Agreement is made
with the Purchaser in reliance upon the Purchaser's representations to the Company, evidenced by the Purchaser's execution of this Agreement, that the Purchaser is acquiring the Preferred Shares and the Common Stock issuable upon conversion of the Preferred Shares (collectively the "Securities") for investment for the Purchaser's own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act and the Law. The Purchaser has the full right, power and authority to enter into and perform this Agreement and the Rights Agreement, and this Agreement and the Rights Agreement constitute valid and binding obligations upon it.

                           (b)      PREFERRED SHARES NOT REGISTERED. The
Purchaser understands and acknowledges that the offering of the Preferred Shares pursuant to this Agreement will not be registered under the Securities Act or qualified under any blue sky laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) thereof and exempt from registration pursuant to Section 25102(f) of the Law, and other applicable state securities or blue sky laws, and that the Company's reliance upon such exemptions is predicated upon the Purchaser's representations set forth in this Agreement. The Purchaser acknowledges and understands that the Securities must be held indefinitely unless the Securities are subsequently registered under the Securities Act and qualified under applicable blue sky laws or an exemption from such registration and such qualification is available.

                           (c)      NO TRANSFER. The Purchaser covenants that in
no event will it dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Securities Act or in compliance with Rule 144 promulgated under the Securities Act) unless and until (i) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act, the Law and any other applicable state, local or foreign law has been taken.

                           (d)      KNOWLEDGE AND EXPERIENCE. The Purchaser is
an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Preferred Shares. The Purchaser has been furnished with and has had access to such information as the Purchaser considered necessary to make a determination as to the purchase of the securities.

                           (e)      NOT ORGANIZED TO PURCHASE. The Purchaser has
not been organized for the purpose of purchasing the Securities.

                           (f)      HOLDING REQUIREMENTS. The Purchaser
understands that if the Company does not (i) register its Common Stock with the Securities and Exchange Commission ("SEC") pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) become subject to Section 15(d) of the Exchange Act, (iii) supply information pursuant to Rule 15c2-11 thereunder, or (iv) have a registration statement covering the Securities (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Securities) under the Securities Act in effect when it desires to sell the Securities, such Purchaser may be required to hold the Securities for an indeterminate period. Such Purchaser also understands that any sale of the Securities that might be made by the Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

                  4.2 LEGENDS. Each certificate representing the Securities may be endorsed with the following legends:

                           (a)      FEDERAL LEGEND. THE SECURITIES REPRESENTED
BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR
(iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                           (b)      OTHER LEGENDS. Any other legends required by
the Law or other applicable state blue sky laws.

The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

                  4.3 REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS. Any legend endorsed on a certificate pursuant to subsection 4.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered and sold under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k) and, where reasonably deemed necessary by the Company, provides the Company with an opinion of counsel for such holder of the Securities, reasonably satisfactory to the Company, to the effect that (i) such holder, meets the requirements of Rule 144(k) or (ii) a public sale, transfer or assignment of such Securities may be made without registration.

                  4.4 RULE 144. The Purchaser is aware of the adoption of Rule 144 by the SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. The Purchaser understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer and the resale occurring not less than one year after the party has purchased and paid for the securities to be sold.

         5. CONDITIONS TO CLOSING.

                  5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS. The obligations of the Purchaser to purchase the Preferred Shares at the Closings are subject to the fulfillment to its satisfaction, on or prior to the Closing Dates, of the following conditions, any of which may be waived in accordance with the provisions of subsection 7.1 hereof:

                           (a)      REPRESENTATIONS AND WARRANTIES CORRECT;
PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Dates with the same force and effect as if they had been made on and as of said date. The Company's business and assets shall not have been adversely affected in any material way prior to the Closing Dates. The Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Dates.

                           (b)      CONSENTS AND WAIVERS. The Company shall have
obtained in a timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                           (c)      FILING OF THE ARTICLES. The Articles shall
have been filed with the Secretary of State of California.

                           (d)      RIGHTS AGREEMENT. The Company and the
Purchaser shall have executed and delivered the Rights Agreement in the form attached as EXHIBIT C hereto.

                           (e)      COMPLIANCE CERTIFICATE.  The Company shall
have delivered a Certificate, executed by the President of the Company, dated the Closing Dates, certifying to the fulfillment of the conditions specified in subsections (a), (b), (c) and (e) of this section 5.1.

                           (f)      STATE SECURITIES LAW.  The sale of the
Preferred Shares shall have been qualified with (a) the Commissioner of Corporations of the State of California or an exemption from such qualification shall have been obtained and (b) any other applicable state's securities law, and evidence of all such qualifications shall have been furnished to the Purchasers' special counsel.

                           (g)      OPINION OF COUNSEL.  The Purchaser shall
have received an opinion from the Company's counsel, in substantially the form attached hereto as EXHIBIT I.

                           (h)      PROCEEDINGS AND DOCUMENTS.  All corporate
and other proceedings in connection with the transactions contemplated at the Closings hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and its special counsel, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                           (i)      RESERVATION OF COMMON STOCK.  The shares of
Common Stock issuable upon conversion of the Preferred Shares shall have been duly authorized and reserved for issuance upon such conversion.

                  5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to sell and issue the Preferred Shares at the Closings is subject to the condition that the representations and warranties made by the Purchaser in
Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Dates with the same force and effect as if they had been made on and as of said date.

         6. AFFIRMATIVE COVENANTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                  6.1 FINANCIAL INFORMATION. Until the first to occur of (a) the date on which the Company is required to file a report with the SEC pursuant to
Section 13(a) of the Exchange Act, by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (b) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (c) shares of the Common Stock of the Company are listed on a national securities exchange registered under
Section 6 of the Exchange Act, the Company will furnish to each Purchaser:

                           (i)      as soon as practicable after the end of each
fiscal year, and in any event within 120 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of changes in financial position (or equivalent cash flow statements if required by the Financial Accounting Standards Board) of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and, certified by independent public accountants of recognized national standing selected by the Company, and

                           (ii)     so long as the Purchaser owns an aggregate
of at least thirty percent (30%) of the Preferred Shares acquired at the Closings (including any Common Stock issued upon conversion of any Preferred Shares) as soon as practicable after the end of each month and each quarter (except the last month and last quarter of the fiscal year), and in any event within 30 and 45 days, respectively, thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month or quarter; and consolidated statements of income (or equivalent cash flow statements if required by the Financial Standards Board), for such month or quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial officer or chief executive officer of the Company, and

                           (iii)    so long as the Purchaser owns an aggregate
of at least thirty percent (30%) of the Preferred Shares acquired at the Closings (including any Common Stock issued upon conversion of any Preferred Shares) as soon as practicable after its adoption or approval by the Company's Board of Directors, but not later than the commencement of such fiscal year, an annual plan for each fiscal year which shall include monthly capital and operating expense budgets, cash flow statements, projected balance sheets and profit and loss projections for each such month and for the end of the year, itemized in such detail as the Board of Directors may reasonably determine. In addition, within 30 days after the end of each calendar year, the Company will provide the Purchaser with a capitalization table showing (i) all stock of the Company issued and outstanding for each class and series of stock and (ii) all options and warrants outstanding.

                  6.2 CONFLICTS OF INTERESTS. The Company shall use its best efforts to ensure that the Company's employees, during the term of their employment with the Company, do not engage in activities which would result in a conflict of interest with the Company. The Company's obligations hereunder include, but are not limited to, requiring that the Company's employees devote their primary productive time, ability and attention to the business of the Company (provided, however, the Company's employees may engage in other business activity if such activity does not materially interfere with their obligations to the Company), requiring that the Company's employees enter into agreements regarding proprietary information and confidentiality and preventing the Company's employees from engaging or participating in any business that is in competition with the business of the Company.

                  6.3 KEY MAN INSURANCE. The Company shall use reasonable efforts to maintain in force, until canceled or modified with the approval of the Company's Board of Directors, insurance policies on the lives of Walter H. Moos and Robert E. Davis naming the Company as holder and beneficiary.

                  6.4 PROPRIETARY AGREEMENTS. The Company will use reasonable efforts to prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its employees.

                  6.5 FUTURE STOCK ISSUANCES. The Company agrees that after the Closings it will not issue any shares of Common Stock (or grant any options, warrants or other rights to purchase the same) to any employee, officer, or director except pursuant to written agreements which provide for vesting over a period of at least forty-eight (48) months (with the initial vesting date to occur at least after twelve (12) months) and a right of first refusal in favor of the Company in the event of any proposed transfer unless such issuance or grant is approved by the Company's Board of Directors and provided that no such agreement will require the Company to repurchase or redeem any of such shares. This Section 6.5 will terminate upon the termination of Section 6.1.

                  6.6 RULE 144. The Company covenants that (i) at all times after the Company first becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act; and (ii) at all such times as Rule 144 is available for use by the Purchaser, the Company will furnish the Purchaser upon request with all information within the possession of the Company required for the preparation and filing of Form 144.

                  6.7 TRANSACTIONS WITH AFFILIATES. Except for transactions contemplated by this Agreement or as otherwise approved by the Board of Directors, the Company shall not enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company, member of the immediate family (as defined in the instructions to Regulation S-K item 404(a) under the Securities Act of 1933, as amended) of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the immediate family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

                  6.8 INSPECTION RIGHTS. So long as the Purchaser owns an aggregate of at least thirty percent (30%) of the Preferred Shares acquired by the Purchaser at the Closings upon five (5) days' written notice provided to the Company, the Purchaser shall have the right to visit and inspect any of the properties of the Company, and to discuss its affairs, finances and accounts with its officers, provided that the Company shall not be required at any time to disclose any trade secrets or secret or other proprietary data, know-how or other information, the disclosure of which the Company believes may adversely affect its business, or any information or data that is classified by the United States government or any agency or authority thereof. All inspection rights granted by the Company to the Purchaser shall immediately terminate upon the closing of the Company's initial registered underwritten public offering.

         7. MISCELLANEOUS.

                  7.1 WAIVERS AND AMENDMENTS. With the written consent of the record holders of at least sixty-six and two-thirds percent (66 2/3%) of the Preferred Shares, the obligations of the Company and the rights of the holders of the Preferred Shares under this Agreement may be waived or amended (either generally or in a particular instance); provided, however, that no such waiver or amendment shall reduce the aforesaid proportion of Preferred Shares, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record holders of all of the Preferred Shares. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the record holders of the Preferred Shares who have not previously consented thereto in writing. Except to the extent provided in this subsection 7.1, this Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

                  7.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                  7.3 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the Closings of the transactions contemplated hereby, notwithstanding any investigation made by the Purchaser. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

                  7.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  7.5 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

                  7.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to the Purchaser, at the Purchaser's address set forth on the signature page hereto, or at such other address as the Purchaser shall have furnished to the Company in writing or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to the Purchaser in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail. Notices sent by courier or overnight delivery shall be deemed received two (days) after they have been so sent.

                  7.7 SEVERABILITY. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                  7.8 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  7.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

         IN WITNESS WHEREOF, the parties hereby have executed this Stock Purchase Agreement on the date first above written.



"COMPANY"

MITOKOR


By:  /S/ Walter H. Moos
   --------------------------------------------------
     Walter H. Moos
-----------------------------------------------------
(print name)

Title: Chairman & CEO
      -----------------------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT


                                        EGM MEDICAL TECHNOLOGY FUND, L.P.

                                        By:  /s/ Marc Pentopoulos
                                              -------------------------------
                                              Marc Pentopoulos
                                              -------------------------------
                                              (print name)

                                        Title: Portfolio Manager
                                              -------------------------------



                                        EGM MEDICAL TECHNOLOGY OFFSHORE FUND

                                        By:   /s/ Marc Pentopoulos
                                              -------------------------------
                                              Marc Pentopoulos
                                              -------------------------------
                                              (print name)

                                        Title: Portfolio Manager
                                              -------------------------------



                                        ASGARD VENTURES

                                        By:   /s/ Marc Pentopoulos
                                              -------------------------------
                                              Marc Pentopoulos
                                              -------------------------------
                                              (print name)

                                        Title: Portfolio Manager
                                              -------------------------------



                                        MARC PENTOPOULOS
                                              /s/ Mark Pentopoulos
                                              -------------------------------



                                        KELLIE SERINGER
                                              /s/ Kellie Seringer
                                              -------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT




                                       FIRST BIO VENTURE CAPITAL

                                        By:   /s/ Cheng Ming Lee
                                              -------------------------------
                                              Cheng Ming Lee
                                              -------------------------------
                                              (print name)

                                        Title: President
                                              -------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT




                                       THE KAUFMANN FUND, INC.


                                       By:    /s/ Lawrence Auriana
                                              --------------------------
                                              Lawrence Auriana

                                       Title: Chairman of the Board





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                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT




                                       ORBITEX HEALTH & BIOTECHNOLOGY FUND, 2V1I

                                       By:   /s/ Tim Bepler
                                             -------------------------------
                                             Tim Bepler
                                             -------------------------------
                                             (print name)

                                       Title: Portfolio Manager
                                             -------------------------------



                                       ORBITEX HEALTH & BIOTECHNOLOGY FUND, T31B

                                        By:   /s/ Tim Bepler
                                              -------------------------------
                                              Tim Bepler
                                              -------------------------------
                                              (print name)

                                        Title: Portfolio Manager
                                              -------------------------------




                                       22
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT



                                       ALTA CALIFORNIA PARTNERS, L.P.
                                       By:  Alta California Management Partners,
                                               LLC Its General Partner

                                       By:    /s/ Jean Deleage
                                              -------------------------------
                                              Member

                                              Jean Deleage
                                              -------------------------------
                                              (print name)

                                       Title:  Member
                                              -------------------------------



                                       ALTA EMBARCADERO PARTNERS, LLC


                                       By:    /s/ Elaine Walker
                                              -------------------------------
                                              Under Power of Attorney

                                              Elaine Walker
                                              -------------------------------
                                             (print name)

                                       Title: Under Power of Attorney
                                              -------------------------------





                                       23
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT




                                       BIOTECHVEST, LLP

                                       By:   /s/ Steve D. Seder
                                             -------------------------------
                                             Steve D. Seder
                                             -------------------------------
                                             (print name)

                                       Title: VP of Biotechvest II, GP of
                                              Biotechvest LLP
                                             -------------------------------



                                       LIAM BIOTECHVEST, LLC

                                       By:   /s/ Martin Pajor
                                             -------------------------------
                                             Martin Pajor
                                             -------------------------------
                                             (print name)

                                       Title: Capital Member, Member of
                                              Administrative Committee
                                             -------------------------------



                                       BIOTECHVEST, INC.

                                       By:   /s/ William Farley
                                             -------------------------------
                                             William Farley
                                             -------------------------------
                                             (print name)

                                       Title: CEO
                                             -------------------------------





                                       24
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                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT



                                      DOMAIN PARTNERS III, L.P.
                                      By: One Palmer Square Associates III, L.P.

                                      By:   /s/ Kathleen K. Schoemaker
                                            -------------------------------
                                            Kathleen K. Schoemaker
                                            -------------------------------
                                            (print name)

                                      Title: General Partner
                                            -------------------------------

                                      3i BIOSCIENCE INVESTMENT TRUST PLC
                                      By:      Hare & Co

                                      By:   /s/ Kathleen K. Schoemaker
                                            -------------------------------
                                            Kathleen K. Schoemaker
                                            -------------------------------
                                            (print name)

                                      Title: Attorney-in-Fact
                                            -------------------------------





                                       25
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT



                                       FORWARD VENTURES IV, L.P.
                                       by: Forward IV Associates, its General
                                           Partner

                                       By:   /s/ Standish M. Fleming
                                             -------------------------------
                                             Standish M. Fleming
                                             -------------------------------
                                             (print name)

                                       Title: Managing Member
                                             -------------------------------



                                       FORWARD VENTURES IV B, L.P.
                                       by: Forward IV Associates, its General
                                           Partner

                                       By:   /s/ Standish M. Fleming
                                             -------------------------------
                                             Standish M. Fleming
                                             -------------------------------
                                             (print name)

                                       Title: Managing Member
                                             -------------------------------





                                       26
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT


                                       NEUROSCIENCE PARTNERS LIMITED PARTNERSHIP
                                       By its General Partner, MDS Associates -
                                       Neuroscience Inc.

                                       By:   /s/ M. Callaghan
                                             -------------------------------
                                             Michael Callaghan
                                             -------------------------------
                                             (print name)

                                       Title: Vice President
                                             -------------------------------

                                       By:   /s/ Keith Dorrington
                                             -------------------------------
                                             Keith Dorrington
                                             -------------------------------
                                             (print name)

                                       Title: Vice President
                                             -------------------------------





                                       27
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT



                                       C.V. SOFINNOVA VENTURES PARTNERS III

                                       By:   /s/ Michael Powell
                                             -------------------------------
                                             Michael Powell
                                             -------------------------------
                                             (print name)

                                       Title: Managing Director
                                             -------------------------------





                                       28
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT




                                       THORNER VENTURES

                                       By:   /s/ Tom Thorner
                                             -------------------------------
                                             Tom Thorner
                                             -------------------------------
                                             (print name)

                                       Title: Managing General Partner
                                             -------------------------------




                                       29
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT



                                       CHINA DEVELOPMENT INDUSTRIAL BANK INC.


                                       By:    /s/ Benny T. Hu
                                              -------------------------------
                                              Benny T. Hu

                                       Title: President





                                       30
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                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT




                                       SORRENTO GROWTH PARTNERS I, L.P.
                                       By: Sorrento Equity Growth Partners I,
                                       L.P., Its General Partner
                                       By: Sorrento Growth, Inc.
                                             Its General Partner

                                       By:   /s/ Robert M. Jaffe
                                             -------------------------------
                                             Robert M. Jaffe, President


                                       SORRENTO VENTURES III, L.P.
                                       By: Sorrento Equity Partners III, L.P.
                                            Its General Partner
                                       By: Sorrento Associates, Inc.
                                            Its General Partner

                                       By:   /s/ Robert M. Jaffe
                                             -------------------------------
                                             Robert M. Jaffe, President


                                       SORRENTO VENTURES CE, L.P.
                                       By: Sorrento Equity Partners III, L.P.
                                            Its General Partner
                                       By: Sorrento Associates, Inc.
                                            Its General Partner


                                       By:   /s/ Robert M. Jaffe
                                             -------------------------------
                                             Robert M. Jaffe, President





                                       31
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT


                                       BIOINVEST INC.

                                       By:
                                             -------------------------------


                                             -------------------------------
                                             (print name)

                                       Title:
                                             -------------------------------





                                       32
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT


                                       FREDERICK W. FIELD

                                       By:   /s/ Fredrick W. Field
                                             -------------------------------
                                             Frederick W. Field










                                       33
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                          COUNTERPART SIGNATURE PAGE TO
                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT


                                       SORRENTO MITOKOR, a General Partnership


                                       By:   /s/ Robert E. Petersen
                                             -------------------------------
                                             Robert E. Petersen
                                             -------------------------------
                                             (print name)

                                       Title: General Partner
                                             -------------------------------







                                       34